Exhibit 99

NEWS RELEASE

The Progressive Corporation	Company Contact:
6300 Wilson Mills Road	Clark Khayat
Mayfield Village, Ohio 44143	(440) 395-2291
http://www.progressive.com

PROGRESSIVE REPORTS SEPTEMBER RESULTS

MAYFIELD VILLAGE, OHIO — October 14, 2010 — The Progressive Corporation today reported the following results for September and the third quarter 2010:

	Month				Quarter
(millions, except per share amounts and ratios; unaudited)	2010	2009	Change		2010	2009	Change

Net premiums written	$1,147.8	$1,038.4	11%		$3,715.4	$3,553.5	5%
Net premiums earned	$1,114.2	$1,062.3	5%		$3,599.9	$3,445.4	4%
Net income	$81.9	$100.0	(18)%		$261.6	$269.9	(3)%
Per share	$.12	$.15	(17)%		$.40	$.40	0%
Pretax net realized gains (losses) on securities (including net impairment losses)	$19.9	$7.4	169%		$26.9	$38.8	(31)%
Combined ratio	93.9	92.2	1.7	pts.	92.9	92.7	.2	pts.
Average equivalent shares	659.9	671.8	(2)%		661.2	672.8	(2)%

(in thousands; unaudited)	September 2010	September 2009	Change
Policies in Force:
Agency – Auto	4,467.0	4,324.1	3%
Direct – Auto	3,565.4	3,122.2	14%

Total Personal Auto	8,032.4	7,446.3	8%
Total Special Lines	3,662.1	3,493.1	5%

Total Personal Lines	11,694.5	10,939.4	7%

Total Commercial Auto	518.4	524.9	(1)%

Progressive offers insurance to personal and commercial auto drivers throughout the United States. Our Personal Lines business writes insurance for personal autos and recreational vehicles. Our Commercial Auto business writes primary liability, physical damage, and other auto-related insurance for autos and trucks owned by small businesses.

See the “Income Statements” and “Supplemental Information” for further month and year-to-date information and the “Monthly Commentary” at the end of this release for additional discussion.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENT

September 2010

(millions – except per share amounts)

(unaudited)

	Current Month	Comments on Monthly Results[1]
Net premiums written	$1,147.8

Revenues:
Net premiums earned	$1,114.2
Investment income	44.2
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	(1.6)
Non-credit losses, net of credit losses recognized on previously recorded non-credit OTTI losses[2]	(.2)

Net impairment losses recognized in earnings	(1.8)
Net realized gains (losses) on securities	21.7

Total net realized gains (losses) on securities	19.9
Service revenues	1.5

Total revenues	1,179.8

Expenses:
Losses and loss adjustment expenses	796.8
Policy acquisition costs	106.2
Other underwriting expenses	143.8
Investment expenses	.9
Service expenses	1.4
Interest expense	10.5

Total expenses	1,059.6

Income before income taxes	120.2
Provision for income taxes	38.3

Net income	$81.9

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	654.4

Per share	$.13

Diluted:
Average shares outstanding	654.4
Net effect of dilutive stock-based compensation	5.5

Total equivalent shares	659.9

Per share	$.12

[1]

See the Monthly Commentary at the end of this release for additional discussion. For a description of our reporting and accounting policies, see Note 1 to our 2009 audited consolidated financial statements included in our 2009 Shareholders’ Report, which can be found at www.progressive.com/annualreport.

[2]

A negative amount for the period reflects credit losses reclassified from other comprehensive income that exceeded the amount of non-credit OTTI losses recognized in other comprehensive income during the period.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENTS

September 2010 Year-to-Date

(millions – except per share amounts)

(unaudited)

	Year-to-Date
	2010	2009	% Change

Net premiums written	$11,200.8	$10,605.0	6

Revenues:
Net premiums earned	$10,691.2	$10,293.4	4
Investment income	391.9	376.2	4
Net realized gains (losses) on securities:
Other-than-temporary impairment (OTTI) losses:
Total OTTI losses	(19.1)	(74.0)	(74)
Non-credit losses, net of credit losses recognized on previously recorded non-credit OTTI losses	5.3	36.2	(85)

Net impairment losses recognized in earnings	(13.8)	(37.8)	(63)
Net realized gains (losses) on securities	32.0	19.1	68

Total net realized gains (losses) on securities	18.2	(18.7)	NM
Service revenues	14.0	12.1	16
Net gain on extinguishment of debt	6.4	0	NM

Total revenues	11,121.7	10,663.0	4

Expenses:
Losses and loss adjustment expenses	7,510.0	7,259.5	3
Policy acquisition costs	1,014.3	1,004.1	1
Other underwriting expenses	1,331.8	1,170.2	14
Investment expenses	8.5	8.1	5
Service expenses	15.9	14.8	7
Interest expense	102.2	103.7	(1)

Total expenses	9,982.7	9,560.4	4

Income before income taxes	1,139.0	1,102.6	3
Provision for income taxes	369.9	350.1	6

Net income	$769.1	$752.5	2

COMPUTATION OF EARNINGS PER SHARE
Basic:
Average shares outstanding	659.2	668.2	(1)

Per share	$1.17	$1.13	4

Diluted:
Average shares outstanding	659.2	668.2	(1)
Net effect of dilutive stock-based compensation	5.2	5.0	4

Total equivalent shares	664.4	673.2	(1)

Per share	$1.16	$1.12	4

NM = Not Meaningful

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

INCOME STATEMENT – OTHER INFORMATION

September 2010

(millions – except per share amounts)

(unaudited)

The following table sets forth the comprehensive income for the period:

	Current	Year-to-Date
	Month	2010	2009
Net income	$81.9	$769.1	$752.5

After-tax changes in:
Net unrealized gains (losses) on securities	90.0	356.0	603.0
Net non-credit related OTTI losses[1]	.1	(3.5)	(23.5)

Total net unrealized gains (losses) on securities	90.1	352.5	579.5
Net unrealized gains on forecasted transactions	(.2)	(6.2)	(1.9)
Foreign currency translation adjustment	(.3)	(.3)	0

Comprehensive income	$171.5	$1,115.1	$1,330.1

Per share	$.26	$1.68	$1.98

[1]

A positive amount for the period reflects credit losses reclassified from other comprehensive income that exceeded the amount of non-credit OTTI losses recognized in other comprehensive income during the period.

The following table sets forth the investment results for the period:

	Current	Year-to-Date
	Month	2010	2009
Fully taxable equivalent total return:
Fixed-income securities	.7%	6.5%	9.7%
Common stocks	9.1%	5.1%	21.4%
Total portfolio	1.3%	6.5%	9.7%

Pretax recurring investment book yield	3.5%	3.6%	3.7%

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

September 2010

($ in millions)

(unaudited)

Current Month

				Commercial
	Personal Lines Business			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$591.0	$449.1	$1,040.1	$107.7	$0	$1,147.8
% Growth in NPW	10%	15%	12%	0%	NM	11%
Net Premiums Earned	$578.1	$421.9	$1,000.0	$113.3	$.9	$1,114.2
% Growth in NPE	3%	11%	6%	(6)%	NM	5%

GAAP Ratios
Loss/LAE ratio	71.6	72.8	72.1	65.0	NM	71.5
Expense ratio	21.8	23.1	22.3	23.5	NM	22.4

Combined ratio	93.4	95.9	94.4	88.5	NM	93.9

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$17.6
Current accident year						(.4)

Calendar year actuarial adjustment	$4.9	$7.6	$12.5	$4.7	$0	$17.2

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$17.6
All other development						7.8

Total development						$25.4

Calendar year loss/LAE ratio						71.5

Accident year loss/LAE ratio						73.8

Statutory Ratios
Loss/LAE ratio						71.5
Expense ratio						22.1

Combined ratio						93.6

[1]

The other businesses generated an underwriting loss of $1.2 million for the month. Combined ratios and % growth are not meaningful (NM) due to the low level of premiums earned by, and the variability of loss costs in, such businesses.

[2]	Represents adjustments solely based on our corporate actuarial reviews.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION

September 2010 Year-to-Date

($ in millions)

(unaudited)

Year-to-Date

				Commercial
	Personal Lines Business			Auto	Other	Companywide
	Agency	Direct	Total	Business	Businesses[1]	Total
Net Premiums Written	$5,791.6	$4,272.6	$10,064.2	$1,133.7	$2.9	$11,200.8
% Growth in NPW	3%	12%	7%	(4)%	NM	6%
Net Premiums Earned	$5,550.4	$4,019.0	$9,569.4	$1,110.4	$11.4	$10,691.2
% Growth in NPE	2%	12%	6%	(8)%	NM	4%

GAAP Ratios
Loss/LAE ratio	70.2	71.7	70.8	65.0	NM	70.3
Expense ratio	21.5	22.7	22.0	22.5	NM	21.9

Combined ratio	91.7	94.4	92.8	87.5	NM	92.2

Actuarial Adjustments[2]
Reserve Decrease/(Increase)
Prior accident years						$116.1
Current accident year						51.7

Calendar year actuarial adjustment	$70.3	$52.0	$122.3	$45.5	$0	$167.8

Prior Accident Years Development
Favorable/(Unfavorable)
Actuarial adjustment						$116.1
All other development						155.1

Total development						$271.2

Calendar year loss/LAE ratio						70.3

Accident year loss/LAE ratio						72.8

Statutory Ratios
Loss/LAE ratio						70.3
Expense ratio						21.6

Combined ratio						91.9

Statutory Surplus[3]						$5,591.6

NM = Not Meaningful

[1]	On a year-to-date basis, the other businesses generated an underwriting profit of $7.4 million.
[2]	Represents adjustments solely based on our corporate actuarial reviews.
[3]	During September, the insurance subsidiaries declared $300 million in dividends to the parent company; the dividends will be paid in October.

THE PROGRESSIVE CORPORATION AND SUBSIDIARIES

BALANCE SHEET AND OTHER INFORMATION

(millions – except per share amounts)

(unaudited)

September 2010
CONDENSED GAAP BALANCE SHEET:
Investments – Available-for-sale, at fair value:
Fixed maturities[1] (amortized cost: $11,727.3)	$12,085.8
Equity securities:
Nonredeemable preferred stocks[1] (cost: $610.6)	1,189.4
Common equities (cost: $1,014.7)	1,285.3
Short-term investments (amortized cost: $1,815.5)	1,815.5

Total investments[2,3,4]	16,376.0
Net premiums receivable	2,858.6
Deferred acquisition costs	450.5
Other assets[5]	2,339.5

Total assets	$22,024.6

Unearned premiums	$4,711.0
Loss and loss adjustment expense reserves[5]	6,953.4
Other liabilities[3]	1,689.2
Debt	1,957.8
Shareholders’ equity	6,713.2

Total liabilities and shareholders’ equity	$22,024.6

Common shares outstanding	663.4
Shares repurchased – September	.6
Average cost per share	$20.59
Book value per share	$10.12
Trailing 12-month return on average shareholders’ equity	17.6%
Net unrealized pretax gains (losses) on investments	$1,204.2
Increase (decrease) from August 2010	$138.7
Increase (decrease) from December 2009	$542.4
Debt-to-total capital ratio	22.6%
Fixed-income portfolio duration	2.0 years
Weighted average credit quality	AA
Year-to-date Gainshare factor	1.65

[1]	As of September 30, 2010, we held certain hybrid securities and recognized a change in fair value of $3.7 million as a realized gain during the period we held these securities.
[2]	Includes $5.3 billion of short-term investments and U.S. Treasury securities prior to settling $54.9 million of net security transactions outstanding as of month-end.
[3]	Includes $54.9 million of net unsettled security transactions (as discussed in note 2 above).
[4]

Includes $1.6 billion, net of unsettled security transactions, of investments in a consolidated, non-insurance subsidiary of the holding company. Amount does not include the $300 million of dividends declared by the insurance subsidiaries during the month; invested assets of the non-insurance subsidiary will be increased in October when the dividends are paid.

[5]	Loss and loss adjustment expense reserves are stated gross of reinsurance recoverables on unpaid losses of $650.8 million.

Monthly Commentary

•

Our September written premium growth rate continues to reflect the variability in disclosing monthly results in combination with our fiscal calendar. As previously disclosed, fiscal August 2010 included August 29, 30, and 31, which do not reflect any six-month renewal premiums because February only has 28 days, while that three-day period in which there are no renewals associated fell in fiscal September 2009. This had a favorable effect on the reported written premium growth rates for fiscal September 2010 and a negative effect for growth rates in August 2010, as compared to the same months in 2009. For the third quarter 2010, our written premiums grew 5%, compared to the third quarter last year.

Upcoming Events

Progressive is scheduled to hold a one-hour conference call to address questions on Tuesday, November 9, 2010 at 9:00 a.m., eastern time, subsequent to the posting of our Shareholders’ Report online and the filing with the SEC of our Quarterly Report on Form 10-Q for the third quarter. Registration for the teleconference and webcast is available at http://investors.progressive.com/events.aspx.

We are currently scheduled to release October results on Wednesday, November 17, 2010, before the market opens.

About Progressive

The Progressive Group of Insurance Companies makes it easy to understand, buy, and use auto insurance. Progressive offers choices so consumers can reach us whenever, wherever, and however it’s most convenient for them—online at http://www.progressive.com, by phone at 1-800-PROGRESSIVE, or in-person with a local agent.

Progressive offers insurance for personal and commercial autos and trucks, motorcycles, boats, recreational vehicles, and homes. We’re the fourth largest auto insurer in the country, the largest seller of motorcycle insurance, and a leader in commercial auto insurance. Progressive also offers car insurance online in Australia at http://www.progressivedirect.com.au.

Founded in 1937, Progressive continues its long history of offering shopping tools and services that save customers time and money, like Name Your Price, the Snapshot Discount, and a concierge level of claims service.

The Common Shares of The Progressive Corporation, the Mayfield Village, Ohio-based holding company, trade publicly at NYSE:PGR.

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995: Statements in this release that are not historical fact are forward-looking statements that are subject to certain risks and uncertainties that could cause actual events and results to differ materially from those reported herein. These risks and uncertainties include, without limitation, uncertainties related to estimates, assumptions, and projections generally; inflation and changes in economic conditions (including changes in interest rates and financial markets); the financial condition of, and other issues relating to the strength of and liquidity available to, issuers of securities held in our investment portfolios and other companies with which we have ongoing business relationships, including counterparties to certain financial transactions; the accuracy and adequacy of our pricing and loss reserving methodologies; the competitiveness of our pricing and the effectiveness of our initiatives to retain more customers; initiatives by competitors and the effectiveness of our response; our ability to obtain regulatory approval for requested rate changes and the timing thereof; the effectiveness of our brand strategy and advertising campaigns relative to those of competitors; legislative and regulatory developments, including, but not limited to, health care reform and tax law changes; disputes relating to intellectual property rights; the outcome of litigation pending or that may be filed against us; weather conditions (including the severity and frequency of storms, hurricanes, snowfalls, hail, and winter conditions); changes in driving patterns and loss trends; acts of war and terrorist activities; our ability to maintain the uninterrupted operation of our facilities, systems (including information technology systems), and business functions; court decisions and trends in litigation and health care and auto repair costs; and other matters described from time to time in our releases and publications, and in our periodic reports and other documents filed with the United States Securities and Exchange Commission. In addition, investors should be aware that generally accepted accounting principles prescribe when a company may reserve for particular risks, including litigation exposures. Accordingly, results for a given reporting period could be significantly affected if and when a reserve is established for one or more contingencies. Also, our regular reserve reviews may result in adjustments of varying magnitude as additional information regarding claims activity becomes known. Reported results, therefore, may be volatile in certain accounting periods.